UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

Unicorp, Inc.

(Exact name of registrant as specified in its charter)

Nevada	2-73389	75-1764386
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Financial Center 5075 Westheimer, Suite 975 Houston, TX 77056	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 402-6700

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 14, 2008, Unicorp, Inc. (“Registrant”) notified Thomas Leger & Co., L.L.P., (“Leger”) its independent registered public accounting firm, that effective immediately it was terminating its relationship with Leger.

The reports of Leger on the Registrant’s financial statements for each of the years ended December 31, 2006 and 2005 and for the interim periods up through and including September 30, 2007, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant engaged Hein & Associates LLP as its new independent auditors effective as of January 16, 2008, to audit the Registrant’s financial statements for the year ended December 31, 2007, and to perform procedures related to the financial statements included in the Registrant’s current reports on Form 8-K and quarterly reports on Form 10-QSB.

The decision to engage Hein & Associates LLP was approved by the Registrant’s Board of Directors (the “Board”) on December 7, 2007.

During the Registrant’s two most recent fiscal years and the subsequent interim period through January 14, 2008, the date of termination, there were no disagreements with Leger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Leger, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. There were no “reportable events” as that term is described in Item 304(a)(1)(iv) of Regulation S-B during the Registrant’s two most recent fiscal years and the subsequent interim period through January 14, 2008, the date of termination.

The Registrant has made the contents of this Form 8-K available to Leger and requested it to furnish a letter to the Securities and Exchange Commission as to whether Leger agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views.  A copy of Leger’s letter to the Securities and Exchange Commission is included as Exhibit 10.1 to this Form 8-K.

Other than in connection with the engagement of Hein & Associates LLP by the Registrant, during the Registrant’s two most recent fiscal years ended December 31, 2006 and 2005, and through January 14, 2008, the Registrant did not consult Hein & Associates LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or the related instructions thereto or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Letter from Thomas Leger & Co., L.L.P.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICORP. INC.

By:  /s/  Carl A. Chase
        Carl A. Chase,
        Chief Financial Officer

DATE: January 16, 2008

EXHIBIT INDEX

EXHIBIT NO.            IDENTIFICATION OF EXHIBIT

10.1	Letter from Thomas Leger & Co., L.L.P.